Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 2 TO
STOCKHOLDERS AGREEMENT

This Amendment No. 2, dated as of June 9, 2019 (this “Amendment”), amends, as further set forth herein, the Stockholders Agreement, dated as of September 6, 2016 (as amended by Amendment No. 1 (as defined below), the “Original SHA”), by and among Hemisphere Media Group, Inc., a Delaware corporation (the “Company”), Gato Investments LP, a Delaware limited partnership (the “Investor”), InterMedia Hemisphere Roll-Over L.P., a Delaware limited partnership (the “Rollover SPV”), InterMedia Partners VII, L.P., a Delaware limited partnership (“IMPVII”), Gemini Latin Holdings, LLC, a Delaware limited liability company (the “General Partner”), Peter M.  Kern, an individual (“Kern”), and Searchlight II HMT, L.P., a Delaware limited partnership (“Searchlight”).

RECITALS

WHEREAS, the relevant parties entered into the Original SHA on September 6, 2016;

WHEREAS, the relevant parties entered into Amendment No. 1 to the Original SHA on October 21, 2016 (“Amendment No. 1”); and

WHEREAS, the parties hereto desire to amend the Original SHA as further set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, intending to be legally bound, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1                                    Definitions.  Capitalized terms used but not defined herein shall have the meanings set forth in the Original SHA.

ARTICLE II
GOVERNANCE

Section 2.1                                    Definitions:

(a)                                 The definition of “Independent Committee” is hereby deleted in its entirety and replaced with the following:

“Independent Committee” means (i) the special committee of the Board established in connection with the transactions contemplated by the Purchase Agreement or (ii) if at any time such committee is not in existence, either (x) all of the Independent

Directors on the Board as of the relevant time or (y) a special committee of the Board comprising at least two (2) directors who qualify as an “Independent Director” as defined in the NASDAQ Marketplace Rules or who qualifies as “independent” under the applicable rules and regulations of any other national securities exchange on which the equity securities of the Company are publicly traded after the date hereof.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

Section 3.1                                    Representations and Warranties of the Company.  The Company represents and warrants to each Investor Party as follows:

(a)                                 Organization and Power.  The Company is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware and has the corporate power and authority to enter into this Amendment and to carry out its obligations hereunder.

(b)                                 Authorization.  Assuming the accuracy of the representation and warranty of the Investor Parties set forth in Section 3.2(e), the execution, delivery and performance of this Amendment by the Company has been duly authorized by all necessary corporate action on the part of the Company and no other corporate proceedings on the part of the Company are necessary to authorize this Amendment or the transactions contemplated hereby.

(c)                                  Enforceability.  This Amendment has been duly executed and delivered by the Company and, assuming the accuracy of the representation and warranty of the Investor Parties set forth in Section 3.2(e), constitutes a valid and binding obligation of the Company, and, assuming this Amendment constitutes a valid and binding obligation of the other parties hereto and the accuracy of the representation and warranty of the Investor Parties set forth in Section 3.2(e), is enforceable against the Company in accordance with its terms.

(d)                                 No Conflicts.  None of the execution, delivery or performance of this Amendment by the Company constitutes a breach or violation of or conflicts with the Company’s Certificate of Incorporation or amended and restated bylaws or any contract or agreement to which the Company is party or by which it is bound.

Section 3.2                                    Representations and Warranties of the Investor Parties (other than Kern).  Each of Investor Parties (other than Kern) represents and warrants, severally and not jointly, to each of the other parties hereto as follows:

(a)                                 Organization and Power.  If such Investor Party is an entity, it is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization and has the corporate or similar power and authority to enter into this Amendment and to carry out his or its obligations hereunder.

(b)                                 Authorization.  The execution, delivery and performance of this Amendment by such Investor Party and the consummation by such Investor Party of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Investor Party and no other corporate or similar proceedings on the part of such Investor Party are necessary to authorize this Amendment or any of the transactions contemplated hereby.

(c)                                  Enforceability.  This Amendment has been duly executed and delivered by such Investor Party and constitutes a valid and binding obligation of such Investor Party, and, assuming this Amendment constitutes a valid and binding obligation of the other parties hereto, is enforceable against such Investor Party in accordance with its terms.

(d)                                 No Conflicts.  None of the execution, delivery or performance of this Amendment by such Investor Party constitutes a breach or violation of or conflicts with its organization documents or any contract or agreement to which such Investor Party is a party or by which it is bound.

(e)                                  Ownership.  As of September 6, 2016, none of the Investor Parties (other than IMPVII, IMCL and Kern) was an “interested stockholder” (as defined in Section 203 of the DGCL) of the Company.  Each of IMPVII, IMCL and Kern has been an “interested stockholder” (as defined in Section 203 of the DGCL) of the Company for at least three years prior to September 6, 2016.

Section 3.3                                    Representations and Warranties of Kern.  Kern represents and warrants to each of the other parties hereto as follows:

(a)                                 Enforceability.  This Amendment has been duly executed and delivered by Kern and constitutes a valid and binding obligation of Kern, and, assuming this Amendment constitutes a valid and binding obligation of the other parties hereto, is enforceable against such Investor Party in accordance with its terms.

(b)                                 No Conflicts.  None of the execution, delivery or performance of this Amendment by Kern constitutes a breach or violation of or conflicts with its organization documents or any contract or agreement to which Kern is a party or by which he is bound.

ARTICLE IV
MISCELLANEOUS

Section 4.1                                    Incorporation by Reference.  Each of the following Sections of the Original SHA is incorporated herein by reference, mutatis mutandis: Sections 6.1 (No Survival), 6.2 (Amendment and Modification), 6.3 (Assignment; No Third-Party Beneficiaries), 6.5 (Severability), 6.6 (Notices and Addresses), 6.7 (Counterparts), 6.8 (Further Assurances), 6.9 (Remedies), 6.10 (Governing Law; Jurisdiction and Venue) and 6.11 (Adjustments).

Section 4.2                                    Consent of the Independent Committee.  Pursuant to Section 6.2 of the Original SHA, the Independent Committee (as defined without giving effect to this Amendment), by virtue of its approval of the Company’s execution of this Amendment, hereby grants its consent to the amendments to the Original SHA set forth herein.

Section 4.3                                    Binding Effect; Entire Agreement.  This Amendment and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and executors, administrators and heirs.  This Amendment, together with the SPV LPA, the Original SPA (including the waiver thereto set forth in Amendment No. 1) and the Original SHA (as amended by Amendment No. 1 and hereby), in each case with respect to the relevant parties thereto, embody the complete agreement and understanding among such parties with respect to the subject matter hereof or thereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, that may have related to the subject matter hereof in any way.  Other than as set forth in this Amendment, all of the provisions of the Original SHA and the Original SPA remain in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

HEMISPHERE MEDIA GROUP, INC.

By:	/s/ Alan J. Sokol
Name: Alan J. Sokol
Title: President and Chief Executive Officer

INTERMEDIA HEMISPHERE ROLL-OVER L.P.

By:	Gemini Latin Holdings, LLC, its General Partner

By:	/s/ Peter M. Kern
Name: Peter M. Kern
Title: Managing Member

GEMINI LATIN HOLDINGS, LLC

By:	/s/ Peter M. Kern
Name: Peter M. Kern
Title: Managing Member

/s/ Peter M. Kern
Peter M. Kern

INTERMEDIA PARTNERS VII, L.P.

By:	InterMedia Partners, L.P., its General Partner

By:	HK Capital Partners, LLC, its General Partner

By:	/s/ Peter M. Kern
Name: Peter M. Kern
Title: Managing Partner

[Signature Page to Amendment No. 2 to Stockholders Agreement]

GATO INVESTMENTS LP

By:	/s/ Peter M. Kern
Name: Peter M. Kern
Title: Manager

SEARCHLIGHT II HMT, L.P.

By:	Searchlight II HMT GP, LLC, its general partner

By:	/s/ Andrew Frey
Name: Andrew Frey
Title: Authorizied Person

[Signature Page to Amendment No. 2 to Stockholders Agreement]